UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 27, 2004

Network Appliance, Inc.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-27130

Delaware	77-0307520
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

495 East Java Drive Sunnyvale, CA (Address of principal executive offices)	94089 (Zip Code)

(408) 822-6000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

      Network Appliance, Inc. (the “Company”) hereby amends Item 7 of its Current Report on Form 8-K dated February 27, 2004 to include the financial statement information indicated in Item 7 below, as required by Item 7(a) of Form 8-K and Item 7(b) of Form 8-K. This information was excluded from the original filing in reliance upon Item 7(a)(4) of Form 8-K. The original February 27, 2004 filing of the Form 8-K described the acquisition of Spinnaker Networks, Inc. (“Spinnaker”).

Item 7.	Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

      The audited financial statements for Spinnaker as of December 31, 2003 and 2002, together with a report of independent auditors are hereby filed as part of this Report on Form 8-K/ A and are included in exhibit 99.1.

      (b) Pro forma financial information.

      The following unaudited pro forma condensed combined financial information of Network Appliance, are hereby filed as part of this Report on Form 8-K/ A and are included in Exhibit 99.2:

•	Unaudited pro forma condensed combined balance sheet as of January 30, 2004

•	Unaudited pro forma condensed combined statements of operations for the nine months ended January 30, 2004

•	Unaudited pro forma condensed combined statements of operations for the twelve months ended April 30, 2003

•	Notes to unaudited pro forma condensed combined financial statements

      (c) Exhibits.

Exhibit
No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors
99.1	Independent Auditor’s Report and Financial Statements of Spinnaker Networks, Inc.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Network Appliance, Inc.

1

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK APPLIANCE, INC.
(Registrant)

/s/ STEVEN J. GOMO

Steven J. Gomo
Senior Vice President of Finance
and Chief Financial Officer

Date: April 26, 2004

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EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors
99.1	Independent Auditor’s Report and Financial Statements of Spinnaker Networks, Inc.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Network Appliance, Inc.